                                                 EXHIBIT 10.17

                                       PHOENIX INVESTMENT PARTNERS, LTD.

                                         2002 MANAGEMENT INCENTIVE PLAN

                                                   CORPORATE

                                                                                                 Exhibit 10.17

                                       PHOENIX INVESTMENT PARTNERS, LTD.
                                        2002 MANAGEMENT INCENTIVE PLAN

                                                 CORPORATE

                                                                                                 Exhibit 10.17

                                     2002 Management Incentive Plan

PURPOSE

Phoenix Investment Partners' 2002 Management Incentive Plan provides an opportunity for Company officers to enhance their compensation if Phoenix Investment Partners meets or exceeds its plan objectives.

PLAN SUMMARY

    •   Company incentive pool based on earnings
    •   Line of business and Corporate performance matrix
    •   Individual award

PLAN COMPONENTS

•    Company Incentive Pool - A Company incentive pool will be determined based on PXP cash operating earnings.
     At target, the pool will be funded in an amount equal to the sum of the target incentives for all participants in the Management Incentive Plan and the Investment Incentive Plan. This pool will increase or decrease by 35% of any change in cash operating earnings.

•    Pool Allocation - Once Company financial results are determined, the Company pool will be allocated in proportion to the sum of the target incentives for all participants in the Management Incentive Plan and the Investment Incentive Plan. Allocation to the three lines of business (Retail, Institutional, AFP) and
     Corporate within MIP will be based on relative success determined by using the performance matrices. (See
     Exhibit A for pool allocation example)

•    Performance Matrix - Performance matrices are established for Retail, Institutional and Corporate. These performance matrices are designed to help us focus on meeting or exceeding plan. (See Exhibit B for your
     Performance Matrix)

•    Incentive Payment Calculation - Subject to the size of the funded pool, participants will receive up to
     200% of their target incentive, with 75% of the total incentive award based on the performance matrix and
     25% based on management discretion. (See Exhibit C for calculation example)

                                                       2

                                                                                                 Exhibit 10.17

INCENTIVE TARGET

Annually, target incentive awards are established for each participant.  Your target incentive award for 2002 is $. Your actual incentive award can range from a minimum of $0 to a maximum of $.

ELIGIBILITY

Eligibility is limited to all officers who do not participate in the Investment Incentive Plan or sales related plans.

Participants who leave the company during the plan year will not receive an incentive payment. In addition, participants must be employed by the company on the day the bonus is paid. In the event of a termination during the plan year due to disability, death, or retirement, a pro-rata payment will be made.

Employees who are promoted to officer after the beginning of the plan year will be eligible for a pro-rata award based on the number of months as a plan participant. New employees hired as officers will receive a pro-rata award. Any employees who become eligible for participation after the end of the third quarter will not be eligible for an award in that year.

Officers transferring from Phoenix Home Life will not be prorated and will receive full year payout.

PROCESS FOR DETERMINING INCENTIVE PLAN AWARDS

Following the close of the plan year, overall results will be determined. Recommendations for individual awards will be submitted by the LOB heads to the Chief Executive Officer. The Chief Executive Officer may at his
discretion, modify awards based on individual contribution. Regardless of eligibility criteria stated above, employees have no right or entitlement to any incentive award or calculation until conditions stated in the plan are met, approvals are received and payments are made. The Company may amend or terminate this plan at any time without advance notice. No consent of any employee is required to terminate, modify or change this plan.
Incentives will be paid subject to normal withholdings and plan deferrals as soon as is practical after approval by the Chief Executive Officer. All incentive plan awards are paid at the discretion of the Company.

IMPACT ON BENEFITS

Incentive payments made under the plan will not be used to determine pay-related benefits under the qualified or non-qualified benefit plans maintained by the Company.

                                                       3

                                                                                                 Exhibit 10.17

                                                                                        Exhibit A

                                          Incentive Pool Allocation

                                                     Cash
                                                  Operating
                                                   Earnings
                                              /                 \
                                             /                   \
                                         MIP                     IIP
                                          /                        \
                                         /                          \
                                 LOB &                               Teams
                              Corporate
                                     /                                 \
                                    /                                   \
                         Individual                                     Individual

                                                       4

                                                                                                 Exhibit 10.17

                                                                                                    Exhibit B

                                              2002 Corporate MIP Performance Matrix
                                                    Non-Discretionary Portion

                            --------------------------------------------------------------------------------
                 115%         90%      100%     115%     140%     160%    180%     200%     200%     200%
                            --------------------------------------------------------------------------------
                 110%         80%       90%     100%     115%     140%    160%     200%     200%     200%
                            --------------------------------------------------------------------------------
                 105%         70%       80%      90%     100%     115%    140%     175%     200%     200%
                            --------------------------------------------------------------------------------
Revenue*         100%         55%       65%      75%      85%     100%    125%     150%     175%     200%
                            --------------------------------------------------------------------------------
                  96%         40%       50%      60%      75%      85%    115%     140%     165%     190%
                            --------------------------------------------------------------------------------
                  92%         30%       40%      50%      60%      75%    100%     125%     150%     175%
                            --------------------------------------------------------------------------------
                  88%         20%       30%      40%      50%      65%     90%     115%     140%     165%
                            --------------------------------------------------------------------------------

(% of Plan)                   85%       90%      95%     100%     104%    112%     120%     128%     136%

                                                        Cash Operating Earnings **

* Operating revenue including management fees, ancillary fees and other operating income fees
** Pre-tax income before MIP, IIP, amortization of intangibles and net interest expense

                                                                                                 Exhibit 10.17

                                                                                                     Exhibit C

                                           Management Incentive Plan

                                  Corporate Calculation Example at Target

Participant Assumptions

Bonus target - $12,000
Performance Component - 75%
Discretionary Component - 25%
Performance Matrix Portion - $12,000 x 75% = $9,000
Discretionary Portion - $12,000 x 25% = $3,000

Performance Matrix

Revenue - 100% of target
Cash Operating Earnings  - 100% of target
(Based on Performance Matrix in Exhibit B the payout for the non-discretionary portion is 100%)

Management Discretion

100% of target

Company Cash Operating Earnings Pool

100% of target incentive pool available

Calculation

Performance Matrix Portion x Matrix Result = Payout
                                                                       $9,000 x 100% =  $9,000

Discretionary Portion x Management Discretion = Payout
                                                                       $3,000 x 100% =  $3,000
                                                                                        ------

                                                                        Sub Total    = $12,000

Available pool based on company pool                                                 = $12,000

Incentive plan payout                                                                = $12,000